UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2018
First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-34095	39-1576570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 Charmany Drive
Madison, Wisconsin 53719
(Address of principal executive offices) (Zip code)
(608) 238-8008
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 22, 2018, First Business Financial Services, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) to: (1) elect three Class II directors to hold office until the 2021 annual meeting of shareholders and until their successors are duly elected and qualified; (2) approve, in a non-binding, advisory vote, the compensation of the Company’s named executive officers and (3) ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.
Of the aggregate 8,764,845 shares of the Company’s common stock issued and outstanding as of the close of business on the record date, March 22, 2018, 7,388,446 or 84%, were represented in person or by proxy at the Annual Meeting.
At the Annual Meeting, the Company’s shareholders voted as follows:

(1)	Election of the below-named nominees to the Board of Directors of the Company (the “Board”):

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Mark D. Bugher	6,102,064	356,928	929,454
Corey A. Chambas	6,148,656	310,336	929,454
John J. Harris	6,154,068	304,924	929,454
The three nominees listed above were elected by a plurality to serve on the Board. Further, each nominee received in excess of 94% of the shares voted in favor of his election.

(2)	Approval in a non-binding, advisory vote, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,933,737	319,327	205,928	929,454

This matter was approved by shareholders with 92% of shares voted cast in favor of the proposal.

(3)	Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2018.

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,276,207	26,033	86,206	0

This matter was approved by shareholders with 98% of shares voted cast in favor of the proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2018	FIRST BUSINESS FINANCIAL SERVICES, INC. By: /s/ Barbara Conley Barbara Conley General Counsel